Deposits	12 Months Ended
Dec. 31, 2020
Deposits.
Deposits

7.    Deposits

The Company has been cooperating closely with local authorities in its operation since July 2020. The local authorities set up an account (the “special account”), which is controlled by the local authorities, to collect all cash generated through the Company since July 4, 2020, including the cash from the Company's bank accounts and cash repayments (including principal, interest and service fee of the Company) from borrowers except for the principal and interest owed to institutional funding partners.

The local authorities allowed the Company to retain a portion of its cash for daily operations. The Company recorded deposits for cash that belonged to the Company and service fees owed to the Company that were remitted to the special account since July 4, 2020. The amount recorded as deposits as of December 31, 2020 represents the amount of the Company's cash being retained in the special account.